Exhibit 10.1 - Page - 1

Exhibit 10.1 - Page - 2

Exhibit 10.1 - Page - 3

Exhibit 10.1 - Page - 4

Exhibit 10.1 - Page - 5

Exhibit 10.1 - Page - 6

Exhibit 10.1 - Page - 7

Exhibit 10.1 - Page - 8

Exhibit 10.1 - Page - 9

Exhibit 10.1 - Page - 10